Vessel Purchase Prepayments	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Vessel Purchase Prepayments
VESSEL PURCHASE PREPAYMENTS

(in thousands of $)	2019	2018
At January 1	421,472	72,000
Additions	—	349,000
Capitalized interest	—	472
Transfer to vessels and equipment	(72,000)	—
At December 31	349,472	421,472

In May 2018, the Company entered into agreements with entities related to Geveran Trading Co. Ltd., or Geveran, our major shareholder, for the acquisition of the two newbuilding Generation X Dual Fuel (“X-DF”) LNG carriers Flex Aurora and Flex Amber for a purchase price of $184.0 million per vessel. The vessels are currently under construction at HSHI pursuant to shipbuilding contracts between HSHI and the sellers, who will continue to be responsible for the supervision of the construction of the vessels. We made advance payments of $36.8 million per vessel in 2018, representing 20% of the purchase price, which were recorded as vessel purchase prepayments. The remaining balance of $147.2 million per vessel is due upon delivery to the Company. The contractual delivery dates for the vessels are in the second and third quarter of 2020, respectively.
In October 2018, the Company entered into agreements with entities related to Geveran for the acquisition of the five newbuilding LNG carriers, the Flex Freedom, Flex Artemis (formerly known as Flex Reliance), Flex Resolute, Flex Vigilant, and Flex Volunteer, for a purchase price of $180.0 million per vessel, with an additional cost of $6.0 million per vessel for full re-liquefaction systems on three of the vessels. The Flex Freedom, Flex Artemis and Flex Resolute are M-type, Electronically Controlled, Gas Injection (“MEGI”) carriers under construction at DSME, with contractual delivery dates for two vessels in the third quarter of 2020 and the remaining vessel in the fourth quarter of 2020. The Flex Volunteer and Flex Vigilant are X-DF LNG carriers with contractual delivery dates in the first and second quarters of 2021, respectively. The sellers will continue to be responsible for the supervision of the construction of the vessels. We made advance payments of $55.8 million for each of the three MEGI newbuildings and $54.0 million for each of the two X-DF newbuildings in 2018, representing 30% of the purchase price, which are recorded as vessel purchase prepayments. The remaining balance of $130.2 million for each of the three MEGI newbuildings and $126.0 million for each of the two X-DF newbuilding is due upon the delivery of the respective vessels to the Company.
In June 2019, $36.0 million was reclassified from Vessel purchase prepayments to Vessels and equipment, net upon the delivery of our fifth LNG carrier, Flex Constellation.
In August 2019, $36.0 million was reclassified from Vessel purchase prepayments to Vessels and equipment, net, upon delivery of our sixth LNG carrier, Flex Courageous.